UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 5, 2006
Horizon Offshore, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	001-16857 (Commission File Number)	76-0487309 (IRS Employer Identification No.)

2500 CityWest Boulevard, Suite 2200, Houston, Texas (Address of principal executive offices)	77042 (Zip Code)
(713) 361-2600
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
     On April 5, 2006, Horizon Offshore, Inc. (the “Company”) issued a press release announcing financial guidance for the first quarter and fiscal year 2006. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference. The financial guidance for 2006 contained in this press release includes non-GAAP financial information, for which a reconciliation to the Company’s GAAP financial information is provided. A reconciliation of the historical non-GAAP financial information for 2005 contained in this press release to the Company’s income statement is included in a press release issued by the Company on February 28, 2006. A copy of the February 28th press release is available on the Company’s website at www.horizonoffshore.com. In accordance with General Instruction B.2. of Form 8-K, the information presented herein shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.
Item 9.01 Financial Statements and Exhibits.
     (c) Exhibits.

99.1	Press release issued by Horizon Offshore, Inc., dated April 5, 2006.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HORIZON OFFSHORE, INC.
By:	/s/ David W. Sharp
David W. Sharp
President and Chief Executive Officer

Date: April 5, 2006

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press release issued by Horizon Offshore, Inc., dated April 5, 2006.